SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

                            GREATER COMMUNITY BANCORP
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:.......
     2)   Aggregate number of securities to which transaction applies:..........
     3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):.......................
     4)   Proposed maximum aggregate value of transaction:......................
     5)   Total fee paid:.......................................................

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:...............................................
     2)   Form, Schedule or Registration Statement No.:.........................
     3)   Filing Party:.........................................................
     4)   Date Filed:...........................................................

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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
TIME................................         4:00 p.m. on Tuesday, April 19, 2005
                                             55 Union Boulevard
PLACE...............................         Totowa, New Jersey 07512

ITEMS OF BUSINESS...................         1.    To elect members of the Board of Directors, whose terms
                                                   are described in the Proxy Statement.

                                             2.    To transact such other business as may properly come
                                                   before the Meeting and any adjournment thereof.

RECORD DATE.........................         Holders  of Common  Shares of record at the close of  business  on March 1,
                                             2005 are entitled to vote at the Meeting.

ANNUAL REPORT.......................         The  Company's  2004  Annual  Report,  which  is  not a part  of the  proxy soliciting material, is enclosed.

PROXY VOTING........................         It is important that your Shares be  represented  and voted at the Meeting.
                                             You can vote your  Shares by marking,  signing,  dating and  returning  the enclosed  proxy  card  in the  postage-paid  envelope  furnished  for  that purpose.  The Company's Board of Directors  solicits the enclosed proxy and requests  that you  promptly  complete  and mail the  proxy  card so that a quorum will be established  for the Meeting  without further expense to the
                                             Company.  Any  proxy  may  be  revoked  in  the  manner  described  in  the accompanying  Proxy  Statement  at any time  prior to its  exercise  at the
                                             Meeting.  Stockholders  are  cordially  invited  to attend  the  Meeting in person.  If you attend the Annual Meeting and vote in person,  the enclosed
                                             Proxy Card will not be used.

Totowa, New Jersey                                                                   By order of the Board of Directors,
March 18, 2005                                                         Jeannette Chardavoyne, Vice President & Secretary

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                               TABLE OF CONTENTS

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
                                                                                                                   Page
                                                                                                                   ----
PROXY STATEMENT ...................................................................................................... 1
     Purpose of the Annual Meeting.................................................................................... 1
     Proxies.......................................................................................................... 1
     Stockholders Entitled to Vote.................................................................................... 1
     Required Vote ................................................................................................... 2
     Principal Stockholders........................................................................................... 2
     Multiple Copies of Annual Report ................................................................................ 2
     Cost of Proxy Solicitation....................................................................................... 2
     Stockholder Account Maintenance ................................................................................. 3

GOVERNANCE OF THE COMPANY............................................................................................. 3
     General.......................................................................................................... 3
     Director Independence............................................................................................ 3
     Meetings......................................................................................................... 3
     Executive Sessions of Non-Management Directors................................................................... 4
     Stockholder Communications with Directors........................................................................ 4
     Policy Relating to Director Attendance at Annual Meetings of Stockholders........................................ 4
     Code of Ethics................................................................................................... 4
     Committees of the Board of Directors............................................................................. 4
     Report of the Audit Committee.................................................................................... 6
     Compensation of Directors ....................................................................................... 7
     Certain Relationships and Related Transactions................................................................... 9
     Share Ownership of Management and Directors..................................................................... 10
     Fees of Independent Auditors for 2004 and 2003...................................................................11
     Section 16(a) Beneficial Ownership Reporting Compliance..........................................................11
     Relationship with Independent Public Accountants.................................................................11
     Stockholder Proposals ...........................................................................................12

ELECTION OF DIRECTORS ............................................................................................... 12
     Nominees for Terms Expiring in 2008 ............................................................................ 13
     Directors Whose Terms Will Expire in 2006 ...................................................................... 14
     Directors Whose Terms Will Expire in 2007 ...................................................................... 14
     Executive Officers ............................................................................................. 14

EXECUTIVE COMPENSATION AND OTHER BENEFITS.............................................................................15
     Summary Compensation Table ......................................................................................15
     Compensation Committee Report on Executive Compensation .........................................................16
     Performance Graph ...............................................................................................17
     Option Grants During 2004 .......................................................................................18
     Aggregated Option Exercises in Last Fiscal Year and Year-end Option Values.......................................18
     Supplemental Executive Retirement Plans..........................................................................19
     Certain Agreements ..............................................................................................19

                            GREATER COMMUNITY BANCORP
                               55 Union Boulevard
                            Totowa, New Jersey 07512
                                  973-942-1111

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             PROXY STATEMENT FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      These proxy materials are furnished in connection with the solicitation by the Board of Directors of Greater Community Bancorp (the "Company"), a New Jersey corporation, of proxies to be voted at the Company's 2005 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"), including any adjourned meeting.

      You are cordially invited to attend the Meeting on Tuesday, April 19, 2005 beginning at 4:00 p.m. E.S.T. The Meeting will be held at the Company's headquarters at 55 Union Boulevard, Totowa, New Jersey 07512.

      The Company's 2004 fiscal year began on January 1, 2004 and ended on December 31, 2004. All references in this Proxy Statement to the year 2004 or fiscal 2004 refer to that twelve-month period.

      This  Proxy  Statement  and   accompanying   forms  of  proxy  and  voting
instructions are first being mailed on or about March 18, 2005 to stockholders of record on March 1, 2005 (the "Record Date").

Purpose of the Annual Meeting

      The election of directors is the only matter that will be presented at the Annual Meeting to be considered and voted upon (see "ELECTION OF DIRECTORS" below). At the date of this Proxy Statement, the Company did not anticipate that any other matter would be raised at the Meeting.

Proxies

      Because many stockholders cannot attend the Meeting in person, it is necessary that a large number be represented by proxy. The proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. If no instructions are indicated on a properly executed proxy, the Shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy confers discretionary authority on the persons named in the proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Meeting, the persons acting as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

      You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy, or by voting by ballot at the Meeting. Unless so revoked, the Shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Your mere presence at the Meeting will not revoke your proxy.

Stockholders Entitled to Vote

      The securities entitled to vote at the Meeting consist of the Company's common stock, $0.50 par value per share ("Common Stock"). Holders of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or adjournments thereof. On December 31, 2004, 7,570,278 shares of Common Stock ("Shares") were outstanding. Only stockholders of record may vote Shares. If you own Shares through a bank, broker or other holder of record ("nominee"), your nominee should provide you with voting instructions. Please sign and return those instructions promptly to assure that your Shares will be represented at the Meeting. In accordance with New Jersey law, a list of stockholders entitled to vote at the Meeting will be available at the Meeting and will be subject to inspection by any stockholder for reasonable periods during the Meeting.

Required Vote

      The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the Meeting. Each Share is entitled to one vote on each matter to come before the Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      A plurality of the votes duly cast is required for the election of directors (the nominees receiving the greatest number of votes will be elected). Votes withheld and broker "non-votes" are not counted for purposes of electing directors.

      The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the Meeting is required to approve any other matters to be acted upon at the Meeting. An abstention is counted as a vote against any such other matters, but a broker "non-vote" is not so counted.

Principal Stockholders

      The Company knows of no individual or group that beneficially owned more than 5% of the Common Stock on the Record Date other than John L. Soldoveri, former Chairman Emeritus of the Company. The following table provides information about Mr. Soldoveri's beneficial ownership of Common Stock as of the close of business on January 31, 2005.

     Name and Address of         Amount and Nature of
       Beneficial Owner         Beneficial Ownership*          Percent of Class
       ----------------         ---------------------          ----------------
      John L. Soldoveri
      55 Union Boulevard               728,765                      9.60%*
       Totowa, NJ 07512

* Based on 7,587,464 shares issued and outstanding on January 31, 2005. Includes 115,942 shares held by wife and 21,583 shares held in IRA. Also includes 37,554 shares held by a foundation of which Mr. Soldoveri has shared voting power and shared investment power. Mr. Soldoveri disclaims beneficial ownership of all shares held by the foundation.

Multiple Copies of Annual Report

      The Company's 2004 Annual Report to Stockholders, including financial statements, has been mailed to stockholders with these proxy materials. If more than one copy of the Annual Report was sent to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment plan statements, proxy materials and special notices will not be affected by your election to discontinue multiple mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, write to the Corporate Secretary c/o Greater Community Bancorp at P.O. Box 269, 55 Union Boulevard, Totowa, NJ 07511-0269, or call Jeannette Chardavoyne at 973-942-1111, ext. 1033.

      If you own your shares through a nominee and receive more than one copy of the Company's Annual Report, contact the nominee to eliminate duplicate mailings.

Cost of Proxy Solicitation

      The Company will bear the costs of soliciting proxies. Proxies may be solicited on the Company's behalf by its directors, officers or employees, without compensation other than their regular compensation, in person or by telephone, facsimile or other electronic means. In accordance with SEC regulations, the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

Stockholder Account Maintenance

      The Company's transfer agent is Registrar & Transfer Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues, can be handled by writing to Registrar & Transfer Company, Attn:
Investor Relations, 10 Commerce Drive, Cranford, NJ 07016-3572.

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                            GOVERNANCE OF THE COMPANY

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General

      Under the New Jersey Business Corporation Act and the Company's Certificate of Incorporation and Bylaws, the Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed about the Company's business through discussions with the chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Each member of the Board of Directors also serves as a director of at least one of the Company's subsidiary banks.

Director Independence

      The Company's Board has determined that a majority of the directors and all members of the Board's Nominating and Corporate Governance Committee and Compensation Committee are "independent" for purposes of amendments adopted in late 2003 to Rule 4200(a) of the National Association of Securities Dealers
(NASD) relating to corporate governance of issuers such as the Company whose securities are listed on Nasdaq. The Board has also determined that all members of the Audit Committee are "independent" for purposes of both the amended NASD rule and Section 10A(3)(b)(1) of the Securities Exchange Act of 1934.

      Specifically, the Board determined that the following directors are independent: M.A. Bramante, William T. Ferguson, Joseph A. Lobosco, Alfred R. Urbano, Charles J. Volpe and David Waldman. The Board based its determinations primarily on a review of directors' responses to questions about employment and transaction history, affiliations and family and other relationships, as well as on discussions with directors. The Board concluded that the following relationships are immaterial in making its determinations of independence:

      o Loans made by a bank subsidiary of the Company to directors or their family members or affiliates, including loans personally guaranteed by a director, if such loans comply with applicable governmental regulations on insider loans and are not classified as substandard, doubtful or loss by the bank or any bank regulatory agency that supervises the bank subsidiary.

      o Deposit, securities brokerage and similar customer relationships that are on usual and customary market terms and conditions.

      o Purchases of goods or services by the Company and its subsidiaries, from a business in which the director or member of his immediate family is a partner, shareholder or director, if the annual aggregate purchases of goods or services from such director's affiliated business in the last three years did not exceed the greater of $200,000 or 5% of the gross revenues of such business.

      o The ownership of Company stock by a director, members of his family or affiliated entities.

Meetings

      The Board has regular monthly meetings and may also have special meetings. During 2004 the full Board held 12 meetings and committees of the Board held 32 meetings. No director attended fewer than 75% of the total number of meetings held during fiscal 2004 of the full Board and committees on which they served.

Executive Sessions of Non-Management Directors

      During 2004 the Board adopted a policy of holding regular executive sessions, attended only by independent members of the Board. The executive sessions occur at least every third regularly scheduled monthly Board meeting.

Stockholder Communications with Directors

      The Board has adopted a formal policy for stockholders to send communications to the Board or to individual Board members by addressing their communication to the "Chairman of the Nominating and Corporate Governance Committee" at Greater Community Bancorp, 55 Union Boulevard, Totowa, New Jersey 07512. The letter should state the author is a stockholder and if shares are not held of record should also include appropriate evidence of stock ownership. The Chairman may disregard any communication that is a personal or similar grievance, a shareholder proposal or related communication, an abusive or inappropriate communication, or a communication not related to the duties or responsibilities of the Board of Directors. All such communications will be kept confidential to the extent possible. The Corporate Secretary will maintain a log of shareholder communications for review by Board members and the Chairman will discuss such communications with the Board Chairman or appropriate committee chairman.

Policy Relating to Director Attendance at Annual Meetings of Stockholders

      The Company adopted on September 21, 2004 a policy that all directors shall attend the annual meeting of shareholders absent a compelling reason, such as illness, family or medical emergencies, and other than incumbent directors whose terms of office as a director will expire at the annual meeting and who are not nominated for reelection to a further term of office. All members of the Company's Board of Directors attended the 2004 Annual Meeting of Stockholders.

Code of Ethics

      The Board of Directors has adopted a Code of Ethics under the Sarbanes-Oxley Act of 2002 and related SEC regulations governing the Company's principal executive officer and principal financial officer or persons performing similar functions. The Code is available on the Company's Internet website at www.greatercommunity.com. The Code provides fundamental principles to which Senior Officers and directors are expected to adhere and advocate. These principles are designed to deter wrongdoing and to promote

      o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      o     full,  fair,  accurate,  timely  and  understandable  disclosure  in reports and other documents that the Company files with the Securities and Exchange Commission ("SEC") and other public communications that the Company makes;

      o     compliance with applicable governmental laws, rules and regulations;

      o the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code; and

      o     accountability for adherence to the Code.

      Senior officers and directors have received copies of the Code of Ethics, are required to become familiar with it, and are informed that their continued association with the Company depends upon their full compliance with the Code.

Committees of the Board of Directors

      During 2004 the Board of Directors had six ongoing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Insurance Committee and the Stock Option Committee. Except for the Executive Committee and Insurance Committee, only independent directors serve on these committees.

      Executive Committee. The Executive Committee is comprised of the Chairman, the President and four additional members proposed by the Chairman and appointed by the Board. The four members on the date of this Proxy Statement are M.A. Bramante, Robert C. Soldoveri, Alfred R. Urbano and Charles J. Volpe. The Executive Committee may exercise the powers of the full Board in the management of the Company's business and affairs, except for major actions such as Bylaw amendments, unless otherwise provided by a resolution of a majority of the whole Board. The Executive Committee met 12 times in 2004.

      Audit Committee. The Audit Committee is comprised of three members of the Board of Directors appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee. Charles J. Volpe serves as Chairman of the Audit Committee. The other members are M.A. Bramante and Alfred
R. Urbano. The Board of Directors has determined that Mr. Urbano meets the SEC criteria for an "audit committee financial expert" as well as independence and thus meets the NASD requirement of financial sophistication for at least one member of the Audit Committee.

      The Audit Committee adopted a formal written Audit Committee Charter on November 18, 2003. A copy was attached to the Company's Proxy Statement for the 2004 Annual Meeting. The Audit Committee reviews and assesses the adequacy of its Charter on an annual basis.

      The Charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of the Company's outside auditors; reviewing with management and the independent auditors the Company's quarterly and annual operating results, including press releases; considering the appropriateness of the Company's internal accounting and auditing procedures; considering the independence of the Company's outside auditors; reviewing the risk management and internal compliance functions; reviewing examination reports by bank regulatory agencies; reviewing audit reports prepared by the Company's internal audit personnel and reviewing the response of management to those reports; and reviewing and approving all related-party transactions other than loan transactions.

      The Audit Committee administers procedures established by the Board for the confidential submission by employees of the Company of concerns about questionable accounting or auditing matters. Those procedures enable an employee to send information and concerns on an anonymous basis to an independent company, which then forwards the information to designated representatives of the Audit Committee, who then in turn take action they deem appropriate in discussion with the other members of the Audit Committee. Those procedures have been communicated to employees. The Company's outside auditors and internal audit personnel have unrestricted access to the Audit Committee. The Audit Committee reports to the full Board about its actions on important matters coming before the Committee. This committee met formally 13 times in 2004 and also conducted numerous conference call meetings.

      Compensation Committee. The Compensation Committee is comprised of three members of the Board. Charles J. Volpe acts as Chairman and the other members are M.A. Bramante and Alfred R. Urbano. The Compensation Committee is responsible for evaluating the performance of the Company's CEO and other executive officers and recommending their compensation to the full Board for final determination by the Board. The CEO is not present when the Compensation Committee meets to recommend the CEO's compensation, but is present when the Committee meets to consider its recommendations regarding the compensation of executive officers other than the CEO. The Compensation Committee held three meetings in 2004.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of three members of the Board. M.A. Bramante acts as Chairman; the other members are Alfred R. Urbano and Charles J. Volpe. The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of candidates for election, including candidate recommendations made by stockholders, and recommending nominees for election as directors to the full Board for its final determination. The Committee met in January 2005 and recommended to the Board that the three current directors whose terms expire at the Annual Meeting, and who are eligible for re-election, stand for re-election at the Meeting. The Committee is also responsible for recommending to the full Board the members of Board committees for appointment by the full Board, reviewing and revising the Company's Code of Ethics, reviewing adherence to the Company's Corporate Governance Guidelines and its Code of Ethics and making recommendations to the full Board regarding other corporate governance matters.

      The Committee's current Charter was filed with the Securities and Exchange Committee on January 25, 2005 and is available on the Company's Internet website at www.greatercommunity.com.

      Insurance Committee. The Insurance Committee reviews the Company's insurance needs and approves insurance policies issued to the Company. Joseph A. Lobosco is Chairman of the Insurance Committee. The other Board member is Anthony M. Bruno, Jr. This committee met once in 2004. Frank Cosimano, a director of Bergen Commercial Bank, one of the Company's bank subsidiaries, also attends meetings of this committee to share his expertise regarding insurance matters.

      Stock Option Committee. The Stock Option Committee grants options under, and otherwise administers, the Company's Stock Option Plans. This Committee also makes recommendations to the Board concerning matters relating to other stock options that may be granted by the Company. M.A. Bramante is Chairman of the Stock Option Committee, and its other members are William T. Ferguson and Charles J. Volpe. Such Committee held three meetings in 2004.

Report of the Audit Committee

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

March 18, 2005

To the Board of Directors of Greater Community Bancorp:

      The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Audit Committee reviews the Company's financial reporting process on the Board's behalf. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("USGAAP"). The Company's outside independent auditor audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the Company's financial position, results of operation and cash flows in conformity with USGAAP, and discusses with us any issues it believes should be raised with us.

      We discussed with the Company's outside independent auditor for 2004, McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). We have also received the written disclosures and the letter from the independent auditor required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with such auditor its independence from the Company. We also considered whether the independent auditor's provision of non-audit services is compatible with its independence from the Company.

      The Audit Committee discussed with management, the internal auditors and the outside auditor the quality and adequacy of the Company's internal controls and internal audit functions, organization, responsibilities, budget and staffing. We also reviewed with both the internal and outside auditors their respective audit plans, audit scope and identification of audit risks.

      During 2004, the Audit Committee met three times to discuss the interim financial information contained in the Company's quarterly reports on Form 10-Q with the Company's Chief Financial Officer and the outside auditor prior to public release. We have also reviewed and discussed with management and the outside auditor the Company's audited financial statements for fiscal 2004.

      Based on the reviews and discussions described above, we recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2004 for filing with the Securities and Exchange Commission.

                           Charles J. Volpe, Chairman
                           M.A. Bramante
                           Alfred R. Urbano

Compensation of Directors

      The Company compensates its nonemployee directors through a combination of cash fees, periodic grants of stock options and a non qualified retirement plan (see "Directors' Retirement Plan" below). Nonemployee directors are also compensated for attending meetings of the respective Boards of the subsidiary banks of which they are directors and committees of the bank boards.

      In 2004 the Company's nonemployee directors were paid for services rendered in that capacity at the rate of $600 per full board meeting attended, $300 for each Executive Committee meeting attended and $200 for all other committee meetings attended. In addition, each nonemployee director was paid a stipend of $4,000 at the beginning of 2004. The Company paid a total of $61,200 to its nonemployee directors for 2004 in those capacities. Charles J. Volpe received a stipend of $500 per month for serving as Chairman of the Audit Committee. The Board of Directors of the Company has approved increases for 2005. The annual stipend was increased to $5,000, the fee for Audit Committee meetings to $500, and the fee for Executive Committee meetings to $400.

      In 2004 the nonemployee directors of Greater Community Bank (GCB) and Bergen Commercial Bank (BCB) were paid $600 for each meeting of the Bank Board attended, $300 for each Loan Committee meeting attended and $200 for all other committee meetings attended, as well as an annual stipend of $2,000. GCB paid a total of $182,070 in directors' fees during 2004 to all of its nonemployee directors for acting in those capacities, of which $96,248 was paid to those Bank directors who are also nonemployee directors of the Company. BCB paid a total of $118,570 in directors' fees in 2004 to all of its nonemployee directors for acting in those capacities, of which $46,756 was paid to those Bank directors who are also nonemployee directors of the Company.

      Commencing in 2005, nonemployee directors of Highland Capital Corp. will receive a $500 per month fee for meetings attended. Mr. Urbano is the only nonemployee director on the date of this proxy statement.

      In 2004 Rock Community Bank's nonemployee directors were paid $200 for each Board meeting attended and each Audit Committee meeting attended and $100 to each director who attends a Loan & Investment Committee meeting. The Bank paid a total of $32,000 in director fees in 2004, of which $3,000 was paid to the Bank director who is also a nonemployee director of the Company.

      Directors' Retirement Plan

      The Company maintains a noncontributory nonqualified retirement plan for nonemployee directors of the Company, GCB and BCB ("Directors' Retirement Plan"), except for Mr. Soldoveri, whose plan is contributory via a secular trust. The Directors' Retirement Plan is designed to provide a benefit to those nonemployee directors who, at retirement age, will have a minimum of 15 years of service on their respective Board(s) of which at least five years occur after the Directors' Retirement Plan was established in 1999. Each participant's retirement benefit is 75% of his projected annual board fees earned in the year prior to his normal retirement date (the later of age 65 or five years of plan participation), using fees actually earned in 1997 plus assumed increases in such fees based upon annual compounding at the rate of 5%, subject to a maximum amount specified in each participating director's Joinder Agreement. If a director becomes disabled before reaching his benefit eligibility date, he may ask the Board to permit him to receive an immediate disability benefit equal to the annualized value of his accrued benefit, payable monthly over a 10-year period. If a director dies before reaching his benefit eligibility date, his beneficiary is entitled to a monthly survivor benefit payable over a 10-year period. If the director's services are terminated following a "change-in-control", the director is entitled to receive the full retirement benefit, commencing 30 days after termination.

      All nonemployee directors of the Company except for Mr. Waldman were participants in the Directors' Retirement Plan at the end of 2004. If the participating directors continue to serve as directors and retire at their benefit eligibility dates (the later of 65 or five years of plan participation), the estimated annual pensions payable to them under the plan would be as follows: Dr. Bramante, $12,421; Mr. Ferguson, $11,136; Mr. Lobosco, $13,812; Mr. Soldoveri, $23,165; Mr. Urbano, $15,085; and Mr. Volpe, $16,416. These amounts are payable in monthly installments over a period of ten years. Other actuarially equivalent forms of payment are optionally permitted.

      In January 2004, the Board of Directors approved a plan to implement an optional secular trust program for all directors that choose to participate. At the end of 2004, only Mr. Soldoveri's secular trust had been implemented, with the Company contributing $5,800.

Directors' Deferred Compensation Plan

      Effective January 1, 1999 the Company established a deferred compensation plan for nonemployee directors of the Company, GCB and BCB ("Deferred Compensation Plan"). A participating director was permitted to defer payment of a specified amount up to 100% of his monthly board fees and/or stipend as a director of both the Company and a subsidiary bank using fees actually earned in 1997 for a five year period commencing January 1999 and ending December 2003. Deferred amounts earn interest at the rate of 10% per annum. At retirement, the benefit under the Deferred Compensation Plan is payable in the form of a monthly annuity for 10 years. If a director becomes disabled before attaining his benefit eligibility date, he may ask the Board to permit him to receive an immediate disability benefit equal to the annuitized value of his deferral account, payable monthly over a 10-year period. If a director dies before reaching his benefit eligibility date, his beneficiary is entitled to a monthly survivor benefit payable over a 10-year period. The Deferred Compensation Plan also provides a $10,000 death benefit payable to the director's beneficiary. All nonemployee directors of the Company except for Robert C. Soldoveri, David Waldman and Alfred R. Urbano are participating in the Deferred Compensation Plan.

Stock Option Plans

      The Company has adopted several stock option plans for nonemployee directors. The most recently adopted plan was the 2001 Stock Option Plan for Nonemployee Directors. No options were granted to nonemployee directors after 2001.

Nonemployee Director Compensation Table

      The following table summarizes cash compensation earned in 2004 by the Company's nonemployee directors. (Information about executive officers Anthony
M. Bruno, Jr. and C. Mark Campbell is presented in the tables below regarding executive compensation. See "EXECUTIVE COMPENSATION AND OTHER BENEFITS --Summary Compensation Table" and "--Aggregated Option Exercises and Year-end Option Values.") Meeting fees primarily consist of stipends and fees for attending meetings of the boards of directors of the Company, its bank subsidiaries and their committees. The table also presents information about stock options held by nonemployee directors at the end of 2004.

                   NONEMPLOYEE DIRECTOR COMPENSATION FOR 2004

                                                                                                            Dollar Value of
                                     Cash                                      Number of Shares           Unexercised in-the-
                                 Compensation       Exercise of Stock       Underlying Unexercised          Money Options at
                                   Earned(1)             Options          Options at Fiscal Year End       Fiscal  Year End(2)
                              -----------------  -----------------------  ---------------------------   --------------------------
                                                 No. of Shares Acquired
                                    Meeting           (#) / Value of             Exercisable (E)/           Exercisable (E)/
              Name             Fees & Other ($)   Exercised Realized ($)        Unexercisable (U)           Unexercisable (U)
      ----------------------  -----------------  -----------------------  ---------------------------   --------------------------
                                                                                      9,908  (E)                 $103,976  (E)
        M.A. Bramante                $35,912                                          1,297  (U)                   11,244  (U)

                                                                                      1,205  (E)                 $ 11,710  (E)
        William T. Ferguson          $25,628                                          1,297  (U)                   11,244  (U)

                                                               2,945 (#)              4,722  (E)                 $ 47,241  (E)
        Joseph A. Lobosco            $45,008                $ 26,005 ($)              1,297  (U)                   11,244  (U)

        Robert C. Soldoveri          $34,500                                             --                            --
                                                              10,029 (#)                 -0- (E)                 $     -0- (E)
        Alfred R. Urbano             $28,000                $106,951 ($)              1,297  (U)                   11,244  (U)
                                                                                     10,278  (E)                 $108,024  (E)
        Charles J. Volpe             $64,556                                          1,297  (U)                   11,244  (U)
                                                                                        462  (E)                 $  3,585  (E)
        David Waldman                $13,600                                            926  (U)                    7,185  (U)

(1)   Does not include value realized on exercise of stock options.

(2) All unexercised options were "in-the-money" at the end of 2004. Year-end values have been calculated as the difference between (a) $16.39, the value of Shares subject to such options using the mean between the high and low price per share of the Common Stock on December 31, 2004, as quoted by the Nasdaq National Market, and (b) the aggregate price payable on exercise of options.

Certain Relationships and Related Transactions

      Anjo Realty, LLC, a limited liability company in which the Company's Chairman, Anthony M. Bruno, Jr., has a 14% interest, and the Company's former Chairman Emeritus, John L. Soldoveri, has a 51% interest, owns the building in which the Company's offices and GCB's main branch are situated. The rent paid in 2004 was $274,812.

      The Company provides a liability insurance policy for the officers and directors of the Company and its bank subsidiaries. Coverage is provided by a policy issued by a major insurance company in the aggregate amount of $10,000,000, with a standard deductible amount per claim. The policy also insures the Company against amounts it pays to indemnify directors and officers. The 2004 premium for the policy was $39,153.

      Directors and officers of the Company and their associates were customers of and had transactions with its subsidiary banks during 2004. It is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the respective banks' ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 2004, the total amount of loans outstanding from the Company's bank subsidiaries to the executive officers and directors of the Company and their affiliates was $9.2 million which represented 15.62% of the Company's consolidated stockholders' equity on that date. At that date, the bank subsidiaries in the aggregate also had commitments to extend credit under revolving lines of credit, totaling $563,000 at various rates, to the Company's directors, executive officers and their affiliates.

Share Ownership of Management and Directors

      The following table provides information about the beneficial ownership of Common Stock on December 31, 2004 by each director and executive officer of the Company and by all such persons as a group. All such persons have an address c/o the Company at P.O. Box 269, 55 Union Boulevard, Totowa, New Jersey 07511-0269. All of a named person's shares are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.

                  Name of                           Amount and Nature of
              Beneficial Owner                      Beneficial Ownership*       Percent of Class*
     ----------------------------------           -------------------------   ---------------------
     M.A. Bramante                                        133,839  (a)                 1.77%
     Anthony M. Bruno, Jr.                                187,876  (b)                 2.46%
     C. Mark Campbell                                     233,995  (c)                 3.04%
     William T. Ferguson                                   73,553  (d)                 0.97%
     George E. Irwin                                       49,771  (e)                 0.65%
     Joseph A. Lobosco                                     92,449  (f)                 1.22%
     Robert C. Soldoveri                                    5,125                      0.07%
     Alfred R. Urbano                                     232,181  (g)                 3.07%
     Charles J. Volpe                                     102,495  (h)                 1.35%
     David Waldman                                         24,649  (i)                 0.33%
     Leo J. Faresich                                       11,043  (j)                 0.15%
     Naqi A. Naqvi                                         16,506  (k)                 0.22%
     All directors and executive officers
     as a group (12 in number including
     individuals named above)(l).                       1,163,483  (a)-(l)            14.86%

(*) Based on 7,570,278 shares issued and outstanding on December 31, 2004. Beneficially owned shares also includes shares (i) owned by a spouse, minor children or by relatives sharing the same home, (ii) owned by entities owned or controlled by the named person and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. In accordance with SEC beneficial ownership computation rules, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by others. Excludes shares beneficially owned by the former Chairman Emeritus, who resigned effective the close of business on December 31, 2004. See "Principal Stockholders" on page 2 of this Proxy Statement.

(a) Includes 82,126 shares in IRA, 32,939 shares held by wife and 10,742 shares subject to stock options.

(b) Includes 55,852 shares subject to stock options, 17,931 shares in IRA and 12,318 shares held by wife.

(c) Includes 123,605 shares subject to stock options, 47,005 shares in 401(k) Plan, 6,126 shares in IRA, 1,157 shares held by wife individually and 4,670 shares held in wife's IRA.

(d) Includes 2,039 shares subject to stock options, 26,483 held jointly with wife and 636 shares held by wife individually.

(e) Includes 167 shares held in 401(k) Plan and 44,499 shares subject to stock options.

(f) Includes 29,414 shares held by wife and 5,556 shares subject to stock options.

(g) Includes 834 shares subject to stock options, all of which were exercised on January 6, 2005.

(h) Includes 11,112 shares subject to stock options, 8,388 shares in IRA, 3,190 shares held through a partnership, 2,238 shared held jointly with wife and 1,916 shares held by wife.

(i) Includes 9,804 shares held in IRA, 12,644 shares held by wife, and 925 shares subject to stock options, all of which were exercised on January 4, 2005.

(j) Includes 3,721 shares held in IRA, 3,309 shares subject to stock options and 4,012 shares in 401(k) Plan.

(k) Includes 3,373 shares subject to stock options and 6,007 shares in 401(k) Plan.

(l) The total for all directors and executive officers includes 261,846 shares subject to stock options.

Fees of Independent Auditors for 2004 and 2003

      The following table presents fees for professional services rendered by McGladrey & Pullen, LLP and Grant Thornton LLP for the audit of the Company's annual financial statements for 2004 and 2003, respectively, and for audit-related services, tax services and all other services rendered by such firms for those fiscal years. All non-audit services were approved in advance by the Audit Committee, and fees for such services constituted less than 50% of total fees for both years.

                                                           2004          2003
                                                         --------      --------
        Audit fees (1)                                   $228,952      $106,980
        Audit-related fees (2)                             16,032         7,588
        Tax fees (3)                                        7,285        43,246
                                                         --------      --------
           Total Fees                                    $252,269      $173,134
                                                         ========      ========

(1) Represents fees for professional services provided in connection with the integrated audit of our annual consolidated financial statements and internal controls, review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings.

(2) Represents fees for assurance services related to the audit of our financial statements and for services, primarily in connection with audits of our 401(k) plan.

(3) Represents fees for services provided in connection with our tax planning and tax compliance.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports of Common Stock holdings and transactions with the SEC. Federal legislation enacted during 2002 shortened the period within which most transactions were required to be reported, from ten days after the end of the calendar month in which the transaction occurred to two business days after the date on which it occurred. Based solely on a review of SEC Forms 3, 4 and 5 and amendments thereto furnished to the Company during 2004 and with respect to 2004, the Company believes that no director or executive officer failed to file the required reports on a timely basis with respect to such transactions during 2004. The Company is not aware of any failure to file a required report.

Relationship with Independent Public Accountants

      McGladrey & Pullen, LLP, independent public accountants, audited the books and records of the Company for 2004. McGladrey & Pullen, LLP has acted as the Company's principal accountant since the first quarter of 2004. It is expected that a representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and that the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Board's Audit Committee will select the Company's principal independent accountant for fiscal 2005 after the Annual Meeting.

      In mid-March 2004 the Company dismissed Grant Thornton LLP ("GT") as its principal independent accountant to audit the Company's financial statements. The Audit Committee of the Board of Directors recommended, and the full Board approved, the decision to dismiss GT. GT's reports on the Company's financial statements for 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 2003 and 2002, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GT's satisfaction, would have caused GT to refer to the subject matter of the disagreements in connection with its reports. During the Company's fiscal years 2003 and 2002, there were no "reportable events" as defined in SEC Regulation S-K Item 304(a)(1)(v).

Stockholder Proposals

      Stockholders of publicly-held companies make proposals from time to time for consideration by stockholders, although no such proposals have been made in the past for presentation to the Company's stockholders. Some proposals may be withdrawn by the proponent or are otherwise excludable. Any stockholder who intends to present a proposal at the 2006 annual meeting of stockholders and wishes to have it included in the Company's proxy statement for that meeting must deliver the proposal to the Corporate Secretary at the above address not later than November 14, 2005. All proposals must meet the requirements set forth in SEC rules and regulations in order to be eligible for inclusion in the proxy statement for that meeting.

--------------------------------------------------------------------------------

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Board of Directors is divided into three classes whose terms expire at successive annual meetings. The number of directors in each class is to consist, as nearly as may be, of one-third of the number of directors constituting the whole Board. For the coming year the Board of Directors has fixed the total number of directors at eight. Three persons are to be elected at the Meeting for three-year terms, to succeed three present directors whose terms expire at the Meeting and who are eligible for re-election under the Company's Bylaws. The terms of the remaining five directors will continue beyond the Meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board has proposed the following nominees, all of whom are members of the present Board, for election as directors at the Meeting:

      Nominees for Election as Directors with three-year terms expiring in 2008:

                                C. Mark Campbell
                               Robert C. Soldoveri
                                Charles J. Volpe

      The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

      The  Nominating  and Corporate  Governance  Committee  considers  director candidates recommended by stockholders. The Committee's members are all "independent" under applicable Nasdaq Rules. The following discussion is only a summary of the Committee's Charter.

      A recommendation must be in writing and delivered to the Secretary of the Company at its principal office within a time period that is generally not later than the close of business on the 120th day nor earlier than the 180th day before the first anniversary of the preceding year's annual meeting of stockholders. Such recommendations must set forth, among other things: (i) the candidate's name, address and contact information; (ii) the number of shares of the Company owned by the candidate; (iii) the candidate's business professional and educational experience; (iv) the candidate's written consent to be named in the proxy statement as a nominee if nominated and to serve as a director if elected; (v) a statement detailing all relationships between the candidate and the Company; (vi) all other information required to be disclosed about the candidate in solicitations for proxies for election of directors in proxy contests, or otherwise required under SEC Proxy Rules; (vii) information enabling the Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria established by the Committee; (viii) detailed information about any relationship between the candidate and the proposing stockholder; and (ix) the proposing stockholder's name, address and number of shares owned.

      Each individual nominated by the Committee shall, in the Committee's judgment, satisfy the following Minimum Criteria: (i) satisfaction of all applicable laws, rules, regulations and securities listing standards applicable to the Company; (ii) business and professional experience that will enable the nominee to provide useful input to the Board; (iii) experience and areas of expertise that will enhance the Board's overall composition; (iv) reputation for honest and ethical conduct;
(v) working knowledge of the types of responsibilities expected of directors of a publicly-traded corporation; and (vi) ownership or agreement to acquire ownership of at least 1,000 shares of the Company's Common Stock.

      The Committee's process for identifying and evaluating director nominee candidates includes (i) a review of information provided by the proponent; (ii) a review of reference letters from at least two sources the Committee considers reputable; (iii) a personal interview with the candidate; and (iv) a review of such other information as the Committee determines to be relevant. There is no difference in the manner in which the Committee evaluates nominees based on whether the nominee is recommended by a stockholder.

      Other nominations may be made pursuant to the Company's Bylaws, which require, among other things, advance written notice to the Company's Chairman of the Board. Any such nomination must be delivered or mailed not less than 14 days prior to the Meeting, that is, on or before April 5, 2005. However, if less than 21 days' notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman not later than the close of business on the seventh day after the day on which the Notice of Meeting was mailed.

      The Company's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between annual meetings of stockholders. In the event of any such increase in the number of directors by the Board, the Board will fix the terms of the directors filling such vacancies so as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the increased Board. A director elected by the Board to fill a vacancy created in this manner will serve only until the next annual meeting of stockholders, at which time the stockholders will elect that director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board has no present plans to make any such increase and fill vacancies before the Meeting.

      The persons named as proxies in the Proxy solicited by the Board will vote for the election of the nominees named in this Proxy Statement. If any nominee is unable to serve, either the Shares represented by all properly executed and unrevoked proxies will be voted to elect such substitute as the Board may recommend, or the size of the Board will be reduced to eliminate the vacancy. At this time the Board knows of no reason why any of the nominees would be unable to serve.

      The following pages describe the principal occupation, age as of the Record Date and certain other information about each nominee for election as a director at the Meeting and other directors whose terms of office will continue after the Meeting.

Nominees for Terms Expiring in 2008

      C. Mark Campbell, Director, President and COO of the Company since September 1, 2003, formerly Director and Executive Vice President of the Company since 1995; Member of the Executive Committee; Director, President and Chief Executive Officer of Bergen Commercial Bank since 1987; Director, President and CEO of Rock Community Bank; and Director of Highland Capital Corp. Director of Greater Community Services, Inc. Mr. Campbell is Mr. Bruno's brother-in-law.
Age: 54.

      Robert C. Soldoveri, Director of both the Company and Greater Community Bank since September 2001; Member of the Executive Committee. President of Northeast Equipment Transportation, Inc., a Managing Member of a realty management company, Solan Management, LLC; and Operating Manager of Minnisink Realty, LLC and Union Realty, LLC. Mr. Soldoveri is the son of John L. Soldoveri, retired Chairman Emeritus, and Mr. Bruno's first cousin. Age: 51.

      Charles J. Volpe, Director of the Company since 1995; Director of Bergen Commercial Bank since 1987; Chairman of Audit Committee; Member of Executive Committee, Compensation Committee, Nominating and Corporate Governance Committee and Stock Option Committee. Chief Executive Officer, J.P. Patti Company (roofing). Age: 67.

Directors Whose Terms Will Expire in 2006

      M.A. Bramante, a founding director of both the Company and Greater Community Bank since 1985. Chairman of the Nominating and Corporate Governance Committee and Stock Option Committee. Member of Audit Committee, Executive Committee and Compensation Committee. Retired orthodontist--formerly President of M.A. Bramante, DDS, P.A., 1960-1996. Age: 72.

      William T. Ferguson, a founding director of both the Company and Greater Community Bank since 1985. Member of Stock Option Committee. Vice President, Ted Car, Inc. (auto wholesaler) since 1977. Age: 62.

      David Waldman, a director of both the Company and Rock Community Bank since 1999. Lawyer, President of Waldman, Renda & Mc Kinney, a Law Office. Age:
65.

Directors Whose Terms Will Expire in 2007

      Anthony M. Bruno, Jr., CEO of the Company since September 2003 and Chairman of the Company since April 2002. Director and Vice Chairman of the Company, 1995 until April 2002 when he became Chairman. Member of Executive Committee and Insurance Committee. Founding Director of the Company and Greater Community Bank in 1985 from which he resigned in 1987 when Bergen Commercial Bank was formed. He became a director of the Company again in 1995. Chairman, President and CEO of Greater Community Bank since September 2003. Chairman of the Board of Bergen Commercial Bank since 1987 and Director of Rock Community Bank since December 2003. Director of Highland Capital Corp. Director of Greater Community Services, Inc. Former member of Bruno, DiBello & Co. L.L.C./CPA. Minority partner in Anjo Realty, LLC (real estate investments). Mr. Bruno is a nephew of John L. Soldoveri, first cousin of Robert C. Soldoveri, and C. Mark Campbell's brother-in-law. Age: 50.

      Alfred R. Urbano, Director of the Company and Greater Community Bank from 1986 through mid-1997 and from 1998 to the present. Mr. Urbano is a Director of Highland Capital Corp. and a member of the Executive Committee, Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee. President, Rubicon Realty Corp. (real estate investments) since 1980. Age: 58.

Executive Officers

      The following table provides certain information about the Company's current executive officers.

                                                                                  Age as of       Year First Elected
                Name                                Office                       Record Date      To Current Office
       -----------------------     -----------------------------------------   ---------------   ---------------------
        Anthony M. Bruno, Jr.        Chairman and Chief Executive Officer            50                 2003
        C. Mark Campbell             President and Chief Operating Officer           54                 2003
        Naqi A. Naqvi                Senior Vice President, Treasurer and            48                 1987
                                     Chief Financial Officer
        Leo J. Faresich              Senior Vice President and Chief Credit          61                 2003
                                     Officer

      See above for additional information about the business backgrounds of Messrs. Bruno and Campbell, who are directors of the Company.

      Mr. Naqvi has served as Vice President, Treasurer and Chief Financial Officer of the Company and Greater Community Bank for more than seventeen years and was promoted to Senior Vice President in January 2004.

      Mr. Faresich has been Senior Vice President and Chief Credit Officer of the Company since October 2003 and is Executive Vice President and Senior Loan Officer of Bergen Commercial Bank and Rock Community Bank.

--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

--------------------------------------------------------------------------------

Summary Compensation Table

      The following table summarizes compensation during the years ended December 31, 2004, 2003 and 2002 earned by the Company's Chief Executive Officer during 2004 and its other executive officers whose total annual salary and bonus in 2004 exceeded $100,000.

                                                                                                               Long Term
                                                                      Annual Compensation                     Compensation
                                                     ----------------------------------------------------   ---------------

                  Name and Principal                                                       Other Annual      Stock Options
                   Position in 2004                  Year     Salary($)    Bonus ($)(1)  Compensation ($)   Awarded (#) (2)
    ----------------------------------------------   ----     ---------    ------------  ----------------   ---------------
    ANTHONY M. BRUNO, Jr.
    CEO and Chairman of the Company, Greater
    Community Bank and Bergen Commercial Bank,       2004      360,000            --      1,062,954 (3)          10,000
    Director Rock Community Bank, Highland Capital   2003      114,423            --         90,033 (4)              --
    Corp. and Greater Community Services, Inc.       2002           --            --         74,300 (4)              --

    GEORGE E. IRWIN                                  2004      188,846            --        132,113 (5)              --
    President and CEO of the Company and Greater     2003      241,900        15,000        119,095 (5)              --
    Community Bank until September 2003              2002      231,500        15,000        112,876 (5)

    C. MARK CAMPBELL
    President and COO of the Company; President
    and CEO of Bergen Commercial Bank, President
    and CEO of Rock Community Bank commencing        2004      350,000            --        154,828 (6)          10,000
    September 2004, Director of Rock Community       2003      246,077        12,500         74,658 (6)              --
    Bank, Highland Capital Corp. and Greater         2002      187,300        12,500         73,636 (6)              --
    Community Services, Inc.

    NAQI A. NAQVI
    Senior Vice President, Treasurer and CFO of
    the Company; Senior Vice President/Treasurer
    of Greater Community Bank; Senior Vice           2004      119,230         3,500          52,032 (7)         12,750
    President/Secretary of  Greater Community        2003      104,000            --          23,857 (7)             --
    Services, Inc.                                   2002      100,000            --          23,572 (7)          2,100

    LEO J. FARESICH
    Senior Vice President and Chief Credit Officer
    of the Company; Executive Vice President and     2004      138,000         7,500          54,625 (8)         7,500
    Senior Loan Officer of Bergen Commercial Bank    2003      135,000         2,000          18,792 (8)            --
    and Rock Community Bank                          2002      127,300            --          19,983 (8)            --

(1)   Bonus amounts reflect year earned regardless of year of payment.

(2) The numbers of shares underlying stock options awarded to Mr. Naqvi have been adjusted to reflect subsequently paid stock dividends.

(3) Includes an auto allowance of $10,800; accruals under Supplemental Executive Retirement Plan of $116,077; $24,390 for employer contributions for 401(k) Plan in 2004; and income realized on exercise of stock options of $911,687.

(4) Represents fees paid for attending meetings of the Board of Directors of the Company, Greater Community Bank and Bergen Commercial Bank and their respective committees; and stipends ($52,033 for 2003 and $15,000 for 2002).

(5) Includes accruals under Supplemental Executive Retirement Plan ($90,173 for 2004, $79,854 for 2003 and $70,516 for 2002); employer contributions to 401(k) Plan ($0 for 2004, $28,441 for 2003 and $31,560 for 2002); auto allowances ($10,800 for each year); and income realized on exercise of stock options ($31,140 for 2004 and $0 for 2003 and 2002).

(6) Includes accruals under Supplemental Executive Retirement Plan ($83,434 for 2004, $35,417 for 2003 and $31,276 for 2002); employer contributions to 401(k) Plan ($24,390 for 2004, $28,441 for 2003 and $31,560 for 2002);
      auto allowances ($10,800 for each year); and income realized on exercise of stock options of $36,204.

(7) Includes employer contribution to 401(k) Plan ($14,901 for 2004, $12,409 for 2003 and $13,360 for 2002); auto allowances ($4,200 for each year); and income realized on exercise of stock options ($32,931 for 2004, $7,248 for 2003 and $6,012 for 2002).

(8) Consists of employer contributions to 401(k) Plan ($15,276 for 2004, $14,592 for 2003 and $15,783 for 2002); auto allowances ($4,200 for each year);  and income  realized  on exercise of stock  options  ($35,149  for
      2004).

Compensation Committee Report on Executive Compensation

      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The Compensation Committee has furnished the following report on executive compensation for 2004.

      All of the Company's executive officers are also executive officers of one or more of its subsidiaries. These executive officers devote a substantial portion of their time to and receive their salary and bonuses, where applicable, from such subsidiaries. The bank subsidiaries each have Personnel and/or Compensation Committees that make recommendations to their respective Boards of Directors. The compensation of the President and CEO of each bank subsidiary are subject to review and approval by the Company's Board of Directors.

      The Company's policy with respect to executive compensation is one which seeks to compensate its executives fairly and adequately for their responsibilities, taking into account (i) the performance and profitability of the operating unit for which the executive is responsible (except in the case of the Company's Chief Executive Officer and Chief Operating Officer, who are responsible for the profitability of the Company as a whole in addition to the performance and profitability of the particular bank subsidiary for which they are responsible), (ii) and prevailing levels of compensation for executives of other institutions in New Jersey with comparable responsibilities and experience. Confidential surveys of trade organizations are utilized to assess the competitive market place generally and peer groups specifically. It is the Company's goal to remain competitive in an expanding financial services market and to enhance shareholder value by retaining experienced, productive executives. The Committee also considers performance relative to budgetary targets approved by the Company's Board and the Board of each operating subsidiary.

      In fixing executive compensation, the Committee takes into consideration the total compensation and benefit packages of the executives including insurance programs, the Company's matching contribution to its 401(k) Plan, the Supplemental Executive Retirement Plans (SERPs) adopted in 1999 for the CEOs of Greater Community Bank and Bergen Commercial Bank and options granted by the Company's Stock Option Committee under its Stock Option Plans for employees. The Committee considers the value and number of such options as part of its long-term compensation strategy aimed at more directly relating overall executive compensation to increased shareholder values.

                Greater Community Bancorp Compensation Committee
       -------------------------------------------------------------------
                           Charles J. Volpe, Chairman
                           M.A. Bramante
                           Alfred R. Urbano

Performance Graph

      The line graph below compares the annual percentage change in the cumulative return to the holders of the Company's common stock with the cumulative return of the Nasdaq Financial Institutions and the Nasdaq Bank Stock Indices for the five-year period ending on December 31, 2004. The graph assumes a $100 investment on December 31, 1999 and reinvestment of all dividends in the Company's common stock or index, as applicable.

      The information contained in the performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the performance graph by reference therein. The stock price performance on the graph is not necessarily indicative of future stock price performance.

                            Greater Community Bancorp

                                [GRAPHIC OMITTED]

Option Grants During 2004

      During 2004 the Company granted a total of 106,000 stock options under the 2001 Employee Stock Option Plan. The table below describes stock options granted under such Plan to the named executive officers during 2004. The option price is equal to the last sale price on the Company's common stock as reported on the Nasdaq National Market on the respective grant dates.

----------------------------------------------------------------------------------------------------------------------------------
                                   Number of           % of Total      Exercise Price       Expiration        Grant Date Present
                                   Securities        Options Granted      ($/share)            Date               Value (3)
            Name               Underlying Options   to All Employees
                                  Granted (#)            in 2004
----------------------------------------------------------------------------------------------------------------------------------
Anthony M. Bruno, Jr.              10,000 (1)             9.43%            $15.71        December 31, 2010         $102,800

C. Mark Campbell                   10,000 (1)             9.43%            $15.71        December 31, 2010         $102,800

Leo J. Faresich                     7,500 (1)             7.08%            $15.71        December 31, 2010         $ 77,100

Naqi A. Naqvi                       2,500 (1)             2.36%            $15.71        December 31, 2010         $ 25,700

Naqi A. Naqvi                      10,250 (2)             9.67%            $15.71        December 31, 2009         $105,300
----------------------------------------------------------------------------------------------------------------------------------

(1) The options become exercisable at the rate of 20% per annum commencing on January 1, 2006 and are fully exercisable on January 1, 2007. The options may lapse before the indicated expiration date in the event of a termination of affiliation with the Company.

(2) The options become exercisable at the rate of 20% per annum commencing on January 1, 2005 and are fully exercisable on January 1, 2006. The options may lapse before the indicated expiration date in the event of a termination of affiliation with the Company. The number of shares and option exercise price have been adjusted to reflect the 2.5% stock dividend paid on July 31, 2004.

(3) Options are valued using the modified Black-Scholes option pricing model, employing the assumptions described below. Using an option pricing model such as Black-Scholes, an option's value would depend upon the assumptions used. Each of the foregoing values uses the following weighted-average assumptions: a dividend yield of 2.86%; expected volatility of 18%; a risk-free interest rate of 4.29%; and expected lives of five and ten years.

Aggregated Option Exercises in Last Fiscal Year and Year-end Option Values

      The following table sets forth information with respect to the exercises of stock options during 2004 and unexercised options held by the named executive officers on December 31, 2004.

                                                                   Number of Shares
                                                                Underlying Unexercised        Dollar Value of Unexercised
                                                                      Options at                     In-the-Money
                                                                    Fiscal Year End         Options at Fiscal Year End (1)
                                                               ------------------------     ------------------------------
                                # of Shares
                                Acquired on        Value           Exercisable (E)/                Exercisable (E)/
            Name                  Exercise      Realized ($)       Unexercisable (U)               Unexercisable (U)
 ------------------------     --------------  ---------------  ------------------------     ------------------------------
                                                                       49,209  (E)                  $533,929  (E)
 Anthony M. Bruno, Jr.            100,000         911,687              17,106  (U)                    81,594  (U)

                                                                      118,660  (E)                $1,298,140  (E)
 C. Mark Campbell                  4,980           36,204              14,945  (U)                    60,898  (U)

                                                                       39,553  (E)                  $432,709  (E)
 George E. Irwin                   5,105           31,140               4,946  (U)                    54,109  (U)

                                                                          882  (E)                    $3,589  (E)
 Naqi A. Naqvi                     4,436           32,931              14,073  (U)                    14,054  (U)

                                                                        2,206  (E)                    $8,978  (E)
 Leo J. Faresich                   6,385           35,149              10,809  (U)                    18,567  (U)

(1) All unexercised options held by the named individuals were "in-the-money" at the end of 2004. The year-end values of such options have been calculated as the difference between (a) $16.39, the value of shares subject to such options using the mean between the high and low bid prices per share of the Common Stock on December 31, 2004, as quoted by the Nasdaq National Market, and (b) the aggregate price payable on exercise of the options.

Supplemental Executive Retirement Plans

      The Company, GCB and BCB maintain Supplemental Executive Retirement Plans ("SERPs"). The SERPs are designed to provide to key executives with a benefit equal to the difference between (i) 70% of their respective highest average three consecutive years of annual salary at retirement and (ii) the benefits in fact provided from the respective subsidiary bank's funding of tax-qualified retirement plans (such as the 401(k) Plan). The amount of the SERPs benefit upon retirement at age 65 was actuarially determined to be approximately $112,000 for Messrs. Bruno and Campbell and $98,913 for Mr. Irwin. The benefits will be paid over 15 years. The Company intends to fund its obligations under the SERPs with the proceeds of insurance policies it purchased on the lives of these key executives. The Company contributed $290,000 to the SERPs for 2004.

Certain Agreements

      On March 2, 2005, the Company and Greater Community Bank entered into an employment agreement with Mr. Bruno relating to his continued employment as the Company's Chairman and Chief Executive Officer and as the Chairman, President and Chief Executive Officer of Greater Community Bank. The agreement provides for a term of one year that continuously renews on a daily basis. Mr. Bruno will be paid a minimum annual base salary of $475,000, plus an annual evaluation whether to award a bonus based on performance and other relevant considerations. Mr. Bruno's Supplemental Executive Retirement Plan (SERP) will continue in effect. Mr. Bruno will also continue to participate in various employee benefit plans available to executives, including the 401(k) Plan, medical insurance plan, group term life insurance plan, and group disability plan. Mr. Bruno receives an auto allowance of not less than $900 per month and certain other benefits. He also remains eligible for the award of stock options under the Company's stock option plans in effect from time to time.

      If the Company terminates Mr. Bruno's employment without "just cause" or if Mr. Bruno resigns upon at least one year's notice, he would be entitled to receive as a severance benefit a continuation of his then base salary, as well as a continuation of other benefits, for a period of one year after the termination of employment. Such severance benefits would not be payable if Mr. Bruno competes with the Company or any bank subsidiary of the Company in the manner and within the geographical area described in the agreement. In the event of certain terminations of employment within twelve months after a "change of control" of the Company or Greater Community Bank, as defined in the agreement, Mr. Bruno is generally entitled to receive 2.5 times his base annual compensation, less amounts paid after the change of control occurs, plus a continuation of other benefits for one year.

      On March 2, 2005, the Company and Bergen Commercial Bank entered into a new employment agreement with Mr. Campbell relating to his continued employment as the Company's President and Chief Operating Officer and as the President and Chief Executive Officer of Bergen Commercial Bank. The new agreement supersedes Mr. Campbell's 1998 employment agreement. Mr. Campbell will be paid a minimum annual base salary of $370,000, plus an annual evaluation whether to award a bonus based on performance and other relevant considerations. Mr. Campbell's Supplemental Executive Retirement Plan (SERP) will continue in effect. In all other respects Mr. Campbell's new employment agreement is the same as Mr. Bruno's agreement described above.

      On August 1, 2003, the Company and Greater Community Bank amended the 1998 agreement relating to the employment of George E. Irwin as the President and CEO of the Company and the Bank. Under the amended agreement, Mr. Irwin resigned as President and CEO of the Company and Greater Community Bank effective with the close of business on August 31, 2003. For services after September 30, 2004, Mr. Irwin's annual salary was reduced to $12,000 plus continuation of medical insurance coverage. Mr. Irwin's stock options remain in force and his employment will continue until he reaches age 65 in February 2009. During that time the Company will continue to meet its funding obligations under Mr. Irwin's SERP. In December 2004 the agreement with Mr. Irwin was further amended to permit him to engage in certain employment with a proposed new financial institution in consideration of a 50% reduction in Mr. Irwin's annual salary from the Company and an elimination of the Company's obligation to continue Mr. Irwin's medical insurance coverage, effective several months after the proposed new financial institution commences operations.


                                           GREATER COMMUNITY BANCORP
                               Jeannette Chardavoyne, Vice President & Secretary

Totowa, New Jersey
March 18, 2005

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE      GREATER COMMUNITY BANCORP


                    This proxy is solicited on behalf of the
                               Board of Directors
                 Annual Meeting of Stockholders April 19, 2005

      The undersigned stockholder of Greater Community Bancorp (the "Company"), hereby appoints, Toby W. Giardiello, Naqi A. Naqvi and Todd Suler as proxies, such persons being duly appointed by the Board of Directors, with the power to act alone and to appoint an appropriate substitute to cast all votes that the undersigned stockholder is entitled to cast at the annual meeting of stockholders (the "Annual Meeting") to be held at 4:00 p.m., Eastern Time on Tuesday, April 19, 2005 at 55 Union Boulevard, Totowa, NJ 07512 and at all adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

                                                                 With-   For all
1.    To elect three directors for a three-year         For      hold     except
      term (Proposal 1)                                 [_]       [_]      [_]

      Nominees:
      C. Mark Campbell
      Robert C. Soldoveri
      Charles J. Volpe


INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For all except" and write the nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the meeting in accordance with the determination of a majority of the Company's Board of Directors.

      Please  check  box if you plan to  attend  the April 19,             [_]
      2005 Annual Stockholders Meeting.

      This proxy will be voted as directed by the undersigned stockholder. Unless contrary instructions are given, this proxy will be voted FOR the election of the nominees listed in Proposal 1 and in accordance with the determination of a majority of the Company's Board of Directors as to any other matters. The above undersigned stockholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The above signed stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement.

                                           -------------------------------------
    Please be sure to sign and date        | Date                              |
     this Proxy in the box below.          |                                   |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
---------Shareholder sign above---------------Co-holder (if any) sign above-----

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                           GREATER COMMUNITY BANCORP

--------------------------------------------------------------------------------
      Please date and sign exactly as your name(s) appear hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

      If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


---------------------------------

---------------------------------

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